FIRST TRUST EXCHANGE-TRADED FUND II

     FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
         FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

                       SUPPLEMENT DATED FEBRUARY 14, 2014
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2014



            Notwithstanding anything to the contrary in the prospectus or statement of additional information for First Trust Exchange-Traded Fund II, with respect to the funds set forth above, the following disclosure is added to the end of the Additional Information section of the Statement of Additional Information, as follows:

            Policy Regarding Investment in Other Investment Companies. Each of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund and First Trust ISE Global Engineering and Construction Index Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.



      PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE